Exhibit 10.1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT. THE REDACTIONS ARE INDICATED WITH “[**]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

SECOND AMENDMENT TO
COMMERCIAL OUTSOURCING SERVICES AGREEMENT
This Second Amendment to the Commercial Outsourcing Services Agreement (this "Agreement") is between Pacira Pharmaceuticals, Inc. (the "Company") and Integrated Commercialization Solutions, Inc. ("ICS"). This Amendment is effective as of August 25, 2014 (the "Amendment Effective Date").
RECITALS

A.	The Company and ICS are parties to a Commercial Outsourcing Services Agreement dated August 25, 2011, as amended by the First Amendment dated August 1, 2013 (as amended, the "Agreement");

B.	Pursuant to the Agreement, among other things, the Company engaged ICS to perform commercialization services for certain pharmaceutical products; and

C.	The parties now wish to amend the Agreement in certain respects.

AMENDMENT
NOW THEREFORE, the parties agree as follows:

1.
Defined Terms. Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement. If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

2.	Term. Section 4.1 of the Agreement is deleted in its entirety and replaced with the following:

Term. This Agreement will be effective as of the Effective Date and will continue until August 25, 2017 (the "Term"), unless sooner terminated in accordance with the terms of this Agreement. The Term may be extended upon written mutual agreement of the parties, such extension to be negotiated in good faith six (6) months prior to the expiration of the Term.

3.	Schedule B. The parties agree that effective September 1, 2014, Schedule B to the Agreement is hereby deleted in its entirety and replaced with the attached Revised Schedule B.

4.	No Other Changes. Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Amendment Effective Date.

Pacira Pharmaceuticals, Inc. By: /s/ Kristen Williams Name: Kristen Williams Title: Vice President, General Counsel	Integrated Commercialization Solutions, Inc. By: /s/ Stephen W. McKinnon Name: Stephen W. McKinnon Title: President

REVISED SCHEDULE B
ICS 3PL SCHEDULE OF FEES

Fee	Amount	Description
Monthly Management Fee
Customer Service Warehouse & Distribution Returns Management Finance Information Technology & Reporting Chargeback Management Sample Management Marketing Material Management	$[**]	[**]

[**] - Indicates certain information has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the redacted portions.

Sunday Shipments	$[**]	[**]
Customer Service Fees
EDI Order Processing Fees Manual Order Processing Fees	$[**] $[**] $[**] $[**] $[**] $[**]	[**] [**]
Customer Setup Fee	$[**]	[**]
Account Maintenance / License Updates	$[**]	[**]
Drop Shipment Surcharge	$[**]	[**]

[**] - Indicates certain information has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the redacted portions.

Fee	Amount	Description
Allocation Fee	$[**]	[**]
Rush Order	$[**]	[**]
Emergency Order	$[**]	[**]
International Order	$[**]	[**]
Warehouse & Distribution Fees
Product Storage - Refrigerated	$[**] $[**] $[**]	[**]
Product Storage - Ambient	$[**]	[**]

[**] - Indicates certain information has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the redacted portions.

Fee	Amount	Description
Trade Order Processing Fees	$[**] $[**] $[**] $[**] $[**] + $[**] $[**] $[**] $[**] $[**]	[**] [**]

[**] - Indicates certain information has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the redacted portions.

Fee	Amount	Description
Receiving Fee	$[**]	[**]
Shipping Fee	$[**]	[**]
Bulk Shipments	$[**]	[**]
Packing Supplies	$[**]	[**]
Freight	$[**]	[**]
Finance
Invoice Processing	$[**]	[**]
Credit Verification Reports - Dun & Bradstreet	$[**]	[**]
Credit Verifications Reports - Experian	$[**]	[**]
Returns Management
RGA Initiation	$[**]	[**]
Return Processing	$[**]	[**]
Partial Returns Processing	$[**]	[**]
Returns Storage	$[**]	[**]
Contract and Chargeback Management
Chargeback Processing - Manual	$[**]	[**]
Chargeback Processing - Electronic	$[**]	[**]

[**] - Indicates certain information has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the redacted portions.

Fee	Amount	Description
Membership Additions	$[**]	[**]
Contract Setup	$[**]	[**]
Contract Updates	$[**]	[**]
Information Technology and Reporting
852/867; ABC, CAH, MCK	$[**]	[**]
Custom Reports	$[**]	[**]
Custom Development Services	$[**]	[**]
Additional Fees
Product Destruction	$[**]	[**]
Telecom	$[**]	[**]
FedEx/UPS/Postage Expenses	$[**]	[**]
Pre-Approved Assessorial Labor Charge - Warehouse	$[**]	[**]
Pre-Approved Assessorial Labor Charge - Office Staff	$[**]	[**]
Pre-Approved Assessorial Labor Charge - QC, Management	$[**]	[**]
ICS Travel	$[**]	[**]

[**] - Indicates certain information has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the redacted portions.